EXHIBIT 99.2
[LOGO]




/FOR IMMEDIATE RELEASE/

CORRECTION -- HOST AMERICA CORPORATION
Wednesday August 6, 4:45pm ET

In the news release, Host America Corporation (Nasdaq: CAFE - News) Signs Letter of Intent to Acquire Globalnet Energy, Inc., issued earlier today by Host America Corporation over PR Newswire, we are advised by Host America that the name of the company in the headline and throughout the release should read "Globalnet Energy Investors, Inc." rather than "Globalnet Energy, Inc." as originally issued inadvertently.